Exhibit 99.1

Immediate Release

Lantronix Appoints Margie Evashenk to Its Board of Directors

Irvine, CA – August 1, 2019 – Lantronix, Inc. (the “Company”) (NASDAQ: LTRX), a global provider of secure data access and management solutions for the industrial Internet of Things (IoT), today announced that technology executive Margie Evashenk is joining the board of directors as an independent director, expanding the Company’s Board of Directors to seven members.

“I’m excited to have a director of Margie’s caliber join our board,” said Paul Pickle, president, and CEO of Lantronix. “Her experience in the technology sector and her track record in innovation will make her an important addition to Lantronix.”

“Lantronix is at an exciting stage in its development. With a reinvigorated management team in place, the Company is positioned to execute on both its organic and strategic growth strategies,” said Evashenk. “The recent acquisition of Maestro & FALCOM demonstrates the management team’s determination to execute, and I am looking forward to working with Paul and the Board to help guide Lantronix on its strategic path.”

Evashenk has 30 years of experience in the hi-tech industry in multiple roles, including executive management, engineering management and board-level positions, while focusing on Enterprise Storage and Networking, and Artificial Intelligence. She is currently the CEO and a director of Kazan Networks, a privately held start-up that produces high-performance NVMe over Fabrics technology. From April 2015 to June 2018, Evashenk served as a director of Open-Silicon, a private semiconductor company which was sold to SiFive in June 2018. Evashenk’s wide range of industry experience also includes overseeing Emulex Corporation’s global engineering functions as a Senior Vice President and Chief Development Executive, co-founding storage semiconductor start-up Sierra Logic, and leading strategy for minds.ai, an artificial intelligence consultancy. She started her career at Hewlett-Packard and Agilent Technologies, holding various engineering and management positions. Evashenk is a graduate of the University of California, Davis with a B.S in Electrical Engineering.

About Lantronix

Lantronix, Inc. is a global provider of secure data access and management solutions for Internet of Things (IoT) assets. Our mission is to be the leading supplier of IoT solutions that enable companies to dramatically simplify the creation, deployment, and management of IoT projects while providing secure access to data for applications and people.

With more than two decades of experience in creating robust machine to machine (M2M) technologies, Lantronix is an innovator in enabling our customers to build new business models and realize the possibilities of the Internet of Things. Our connectivity solutions are deployed inside millions of machines serving a wide range of industries, including industrial, medical, security, transportation, retail, financial, environmental and government.

Forward-Looking Statements

This news release contains forward-looking statements, including statements concerning our opportunities for growth and increased shareholder value. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. We have based our forward-looking statements on our current expectations and projections about trends affecting our business and industry and other future events. Forward-looking statements are inherently subject to substantial risks and uncertainties that could cause our results or experiences, or future business, financial condition, results of operations or performance, to differ materially from our historical results or those expressed or implied in any forward-looking statement contained in this news release. Some of the risks and uncertainties that may cause actual results to differ from those expressed or implied in the forward-looking statements are described in “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission, or SEC, as well as in our other filings with the SEC. In addition, actual results may differ as a result of additional risks and uncertainties of which we are currently unaware or which we do not currently view as material to our business. For these reasons, investors are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements we make speak only as of the date hereof. We expressly disclaim any intent or obligation to update any forward-looking statements after the date hereof to conform such statements to actual results or to changes in our opinions or expectations, except as required by applicable law or the rules of the NASDAQ Stock Market, LLC. If we do update or correct any forward-looking statements, investors should not conclude that we will make additional updates or corrections.

Lantronix is headquartered in Irvine, California. For more information, visit www.lantronix.com.

Lantronix Media Contact:	Lantronix Analyst and Investor Contact:
Gail Kathryn Miller	Jeremy Whittaker
Corporate Marketing & Communications Manager	Chief Financial Officer
media@lantronix.com	investors@lantronix.com
949-453-7158	949-453-7241

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